ING SENIOR INCOME FUND

Supplement dated September 1, 2011

to the Prospectus dated June 30, 2011 for

ING Senior Income Fund (“Fund”)

Effective immediately, the Fund’s current Prospectus is revised as follows:

1.	The section entitled “How to Exchange Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

HOW TO EXCHANGE SHARES

Exchanges Between Shares of the ING Funds

You may exchange shares of certain other ING Funds into Common Shares of the Fund. You may also move your investment in the Common Shares of the Fund into certain other ING Funds in conjunction with monthly repurchases made by the Fund. In this case, rather than tendering your shares for cash, you would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other ING Fund.

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other ING Funds must meet the minimum investment requirements of those products, as applicable. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

Early Withdrawal Charge on Exchanges

You are not required to pay an applicable EWC upon an exchange of Common Shares from the Fund to any ING Fund. However, if you exchange and subsequently redeem your shares, the EWC from the Fund (not the CDSC schedule from the fund into which you exchanged your Common Shares) will apply. However, the time period for application of the EWC will be calculated based on the first date you acquired your Common Shares of the Fund so that you get the benefit of the full period of time you owned your Common Shares of the Fund.

Exchanges Between Classes of Shares of the Fund

You may exchange Class B, Class C, and Class W Common Shares of the Fund for Class I Common Shares of the Fund, or you may exchange Class A Common Shares and Class I Common Shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange Common Shares that are subject to a EWC until the EWC period has expired; and (2) you may not exchange Class A Common Shares for Class W Common Shares unless you acquired the Class A Common Shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of Common Shares of the Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of such exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

In addition to the Fund, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

Exchanges between classes of Common Shares of the Fund are not subject to the frequent trading and market timing policies of ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE